Exhibit 99.2
SUPPLEMENTAL INFORMATION
Three Months Ended March 31, 2010
Dollars in thousands, except per share data
Furnished as of May 10, 2010
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 1 of 8

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 2 of 8

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
C)	Web Site: www.healthcarerealty.com
D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1.800.733.5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.983.8569
E-mail: gandres@healthcarerealty.com

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 3 of 8

(2) CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2010	2009
ASSETS

Real estate properties:
Land	$137,601	$135,495
Buildings, improvements, and lease intangibles	1,997,239	1,977,264
Personal property	17,868	17,509
Construction in progress	107,691	95,059

	2,260,399	2,225,327

Less accumulated depreciation	(451,452)	(433,634)

Total real estate properties, net	1,808,947	1,791,693

Cash and cash equivalents	11,045	5,851

Mortgage notes receivable	22,632	31,008

Assets held for sale and discontinued operations, net	1,553	17,745

Other assets, net	88,525	89,467

Total assets	$1,932,702	$1,935,764

LIABILITIES AND EQUITY

Liabilities:
Notes and bonds payable	$1,035,059	$1,046,422

Accounts payable and accrued liabilities	58,815	55,043

Liabilities of discontinued operations	904	251

Other liabilities	45,233	43,900

Total liabilities	1,140,011	1,145,616

Commitments and contingencies

Equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 61,398,542 and 60,614,931 shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively	614	606

Additional paid-in capital	1,536,683	1,520,893

Accumulated other comprehensive loss	(4,593)	(4,593)

Cumulative net income attributable to common stockholders	792,559	787,965

Cumulative dividends	(1,536,522)	(1,518,105)

Total stockholders’ equity	788,741	786,766

Noncontrolling interests	3,950	3,382

Total equity	792,691	790,148

Total liabilities and equity	$1,932,702	$1,935,764

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 4 of 8

(3) INVESTMENT PROGRESSION
A) Construction in Progress

		Three
	Number of	Months Ended
	Properties	March 31, 2010

Balance at beginning of period	2	$95,059

Fundings on projects in existence at the beginning of the period	—	12,632

New projects started during the period	—	—

Completions	—	—

Balance at end of period	2	$107,691

B) Real Estate Properties

		Three
	Number of	Months Ended
	Properties	March 31, 2010

Balance at beginning of period	197	$2,130,268

Acquisitions (1)	1	14,651

Additions/Improvements	—	7,789

Completions (CIP)	—	—

Assets classified as held for sale during the period	—	—

Dispositions (2)	—	—

Balance at end of period	198	$2,152,708

C) Mortgage Notes Receivable

		Three
	Number of	Months Ended
	Investments	March 31, 2010

Balance at beginning of period	4	$31,008

Fundings of new mortgages	1	1,532

Fundings on mortgages in existence at the beginning of the period	—	—

Repayments	—	—

Principal reductions due to acquisition (1)	(1)	(9,900)

Scheduled principal payments	—	(8)

Balance at end of period	4	$22,632

D) Unconsolidated Joint Ventures (3)

		Three
	Number of	Months Ended
	Investments	March 31, 2010

Balance at beginning of period	1	$1,266

Equity in income recognized during the period	—	—

Balance at end of period	1	$1,266

(1)	During the first quarter of 2010, a consolidated joint venture in which the Company has an 80% controlling interest purchased a medical office building in Iowa. The other interest holder in the joint venture owned the medical office building. The Company held a mortgage note receivable associated with this building. Upon acquisition of the building by the joint venture, the loan was converted to a permanent mortgage note payable to the Company, which is eliminated in consolidation.

(2)	During the first quarter of 2010, the Company sold five medical office buildings in Virginia that were previously classified as held for sale and therefore, not presented in this progression.

(3)	The Company has an investment in a joint venture that it accounts for under the cost method.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 5 of 8

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical Office/Outpatient
		Medical	Physician	Ambulatory	Specialty	Specialty
		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Development Properties (3)			% of
		(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Stabilization	CIP	Total	Total

Master Leases
1	Alabama		$17,660		$2,698	$17,722	$9,493			$47,573	2.1%
2	Arizona					16,012				16,012	0.7%
3	California		8,363			12,688				21,051	0.9%
4	Florida	$17,440	28,553	$6,144	3,411	11,703				67,251	2.9%
5	Georgia	7,822	2,683	3,133						13,638	0.6%
6	Illinois	11,939		1,552						13,491	0.6%
7	Iowa	83,621	1,839		2,154					87,614	3.8%
8	Indiana		21,597			43,406	3,790			68,793	3.0%
9	Massachusetts		12,035							12,035	0.5%
10	Michigan						13,105			13,105	0.6%
11	Missouri			5,208						5,208	0.2%
12	Nevada	8,071								8,071	0.4%
13	Pennsylvania					113,867				113,867	5.0%
14	Tennessee						7,765			7,765	0.3%
15	Texas			17,314		19,225				36,539	1.6%
16	Virginia	7,020	30,919				11,317			49,256	2.2%
17	Washington	39,629								39,629	1.7%

	Master Leases	$175,542	$123,649	$33,351	$8,263	$234,623	$45,470	$—	$—	$620,898	27.1%

		(4) Normalized same facility NOI growth for Master Leases (1Q2010 vs. 1Q2009):									1.9%

Operating Properties
1	Arizona	31,728	1,960					38,207		71,895	3.1%
2	Arkansas				3,055					3,055	0.1%
3	California	63,692		38,451						102,143	4.5%
4	Colorado							23,363		23,363	1.0%
5	District of Columbia	31,235								31,235	1.4%
6	Florida	117,397	26,786							144,183	6.3%
7	Hawaii	24,430							72,514	96,944	4.2%
8	Illinois	23,491						23,927		47,418	2.1%
9	Indiana	53,990								53,990	2.4%
10	Kansas	13,754								13,754	0.6%
11	Louisiana	11,731								11,731	0.5%
12	Maryland	15,931								15,931	0.7%
13	Michigan	23,055								23,055	1.0%
14	Mississippi	8,377								8,377	0.4%
15	Missouri	37,211								37,211	1.6%
16	Nevada			3,801						3,801	0.2%
17	North Carolina	142,138								142,138	6.2%
18	Oregon	20,525								20,525	0.9%
19	Pennsylvania	10,798								10,798	0.5%
20	South Carolina	10,953								10,953	0.5%
21	Tennessee	167,628	2,336							169,964	7.4%
22	Texas	399,768	19,661	25,148				80,521		525,098	23.0%
23	Virginia				2,166					2,166	0.1%
24	Washington	19,880							17,876	37,756	1.7%

	Operating Properties	$1,227,712	$50,743	$67,400	$5,221	$—	$—	$166,018	$90,390	$1,607,484	70.4%

		(4) Normalized same facility NOI growth for Operating Properties (1Q2010 vs. 1Q2009):									2.0%

Land Held for Development									17,301	17,301	0.8%
Corporate Property										14,716	0.6%

	Total Equity Investments	$1,403,254	$174,392	$100,751	$13,484	$234,623	$45,470	$166,018	$107,691	$2,260,399	98.9%

	Average Age of Facility (years)	20	22	22	15	21	34			21

	1Q 2010 Economic Occupancy (5) (6)	88%	90%	87%	63%	100%	94%	16%		84%

	1Q 2010 Stabilized Occupancy (5)	88%	90%	87%	63%	100%	94%			89%

Mortgage Investments		5,821	16,811							22,632	1.0%

	Mortgage Investments	$5,821	$16,811	$—	$—	$—	$—	$—	$—	$22,632	1.0%

Unconsolidated Joint Ventures
	Utah						1,266			1,266	0.1%

	Joint Venture Investments	$—	$—	$—	$—	$—	$1,266	$—	$—	$1,266	0.1%

	Total Investments	$1,409,075	$191,203	$100,751	$13,484	$234,623	$46,736	$166,018	$107,691	$2,284,297	100.0%

	Percent of $ Invested	62.2%	8.4%	4.4%	0.6%	10.3%	2.1%	7.3%	4.7%	100.0%

	Number of Investments	123	33	10	5	13	11	8	2	205

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.75 to 3.50 times.

(3)	Development properties are all classified as MOBs and further identified as Stabilization or Construction in Progress (CIP). Properties in Stabilization generated NOI of ($787,318) for the three months ended March 31, 2010. The Properties in Stabilization are estimated to have a weighted average remaining lease-up period of 9 quarters.

(4)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. “Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 88% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(5)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude the eight development properties currently in stabilization. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 60%.

(6)	The Properties in Stabilization are currently 25% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy due to buildout of their suite.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 6 of 8

(5) DEVELOPMENT PROPERTIES (1)
     CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated
	Completion	Property		Approximate	March 31,	Remaining	Total
State	Date	Type	Properties	Square Feet	2010	Fundings	Investment

Under construction:
Hawaii	2Q 2010	MOB	1	133,000	$72,514	$13,486	$86,000
Washington	3Q 2011	MOB	1	206,000	17,876	74,324	92,200

Land held for development:
Texas					9,184
Texas					8,117

			2	339,000	$107,691	$87,810	$178,200

(1)	Properties currently under construction are estimated to reach stabilized occupancy over a period of two to three years following completion.
STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	March 31,	Total	1Q 2010		Stabilization
State	Properties	from CIP	Type	Feet	2010	Investment	NOI	Leased	Date

Texas	1	1Q 2008	MOB	140,221	$22,621	$24,900	$324	55%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	23,363	27,400	(308)	19%	4Q 2011
Arizona	2	4Q 2008	MOB	180,256	38,207	42,700	(221)	7%	1Q 2012
Texas	1	3Q 2009	MOB	129,879	31,529	33,000	(246)	34%	2Q 2012
Illinois	1	4Q 2009	MOB	95,436	23,927	26,400	(148)	15%	3Q 2012
Texas	1	4Q 2009	MOB	116,838	26,371	28,600	(188)	23%	4Q 2012

				823,729	$166,018	$183,000	$(787)

(6) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2010	$25,147	293	11.4%	3,759
2011	27,335	286	12.4%	3,804
2012	27,711	255	12.5%	4,430
2013	31,693	202	14.4%	6,274
2014	36,373	271	16.5%	5,236
2015	9,678	76	4.4%	5,956
2016	10,555	47	4.8%	8,472
2017	13,921	38	6.3%	20,243
2018	10,084	60	4.6%	8,526
2019	10,770	19	4.9%	9,237
Thereafter	17,503	56	7.8%	13,651

(1)	Mortgage notes receivable, investments in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements and straight-line rent.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 7 of 8

(7) SQUARE FEET OWNED AND/OR MANAGED (1)
A) By Geographic Location

	Number of Properties			Owned (2)				Third Party
		Third			Development Properties		Not	Property
	Owned	Party	Total	Managed (3)	Stabilization (3)	CIP	Managed	Management	Total	Percent

1 Texas	44		44	2,877,589	386,938		181,526		3,446,053	27.0%
2 Tennessee	17	5	22	1,278,736			75,000	252,883	1,606,619	12.6%
3 Florida	25		25	780,360			363,694		1,144,054	9.0%
4 North Carolina	14		14	724,291					724,291	5.7%
5 California	10		10	458,955			93,000		551,955	4.3%
6 Pennsylvania	7		7	63,914			437,601		501,515	3.9%
7 Arizona	10	1	11	201,789	180,256		51,903	59,106	493,054	3.9%
8 Virginia	8		8	10,000			466,204		476,204	3.7%
9 Indiana	5		5	248,663			205,499		454,162	3.5%
10 Washington	5		5	73,548		206,000	159,071		438,619	3.4%
11 Iowa	9		9				369,180		369,180	2.9%
12 Illinois	4		4	142,955	95,436		115,100		353,491	2.8%
13 Alabama	6		6				327,535		327,535	2.6%
14 Michigan	8		8	199,749			121,672		321,421	2.5%
15 Hawaii	3		3	173,502		133,000			306,502	2.4%
16 Missouri	5		5	174,248			13,478		187,726	1.5%
17 District of Columbia	2		2	182,836					182,836	1.4%
18 Colorado	2		2		161,099				161,099	1.3%
19 Louisiana	2		2	133,211					133,211	1.0%
20 Mississippi	1	1	2	58,036				39,648	97,684	0.8%
21 Maryland	2		2	94,664					94,664	0.7%
22 Massachusetts	2		2				84,242		84,242	0.7%
23 Georgia	3		3				78,779		78,779	0.6%
24 Oregon	1		1	62,246					62,246	0.5%
25 Kansas	1		1	70,908					70,908	0.5%
26 Nevada	2		2	16,878			31,026		47,904	0.4%
27 South Carolina	1		1	39,801					39,801	0.3%
28 Arkansas	1		1	11,963					11,963	0.1%

Total Properties / Square Feet	200	7	207	8,078,842	823,729	339,000	3,174,510	351,637	12,767,718	100.0%

B) By Facility Type

	Owned					Third Party
		Stabilization	Construction	Not	Total	Property
	Managed (3)	in Progress (3)	in Progress	Managed	Owned	Management	Total	Percent

Medical Office	7,423,108	823,729	339,000	902,282	9,488,119	351,637	9,839,756	77.0%
Physician Clinics	331,167			688,055	1,019,222		1,019,222	8.0%
Specialty Inpatient				915,597	915,597		915,597	7.2%
Other				498,293	498,293		498,293	3.9%
Ambulatory Care/Surgery	302,604			133,067	435,671		435,671	3.4%
Specialty Outpatient	21,963			37,216	59,179		59,179	0.5%

Total Square Feet	8,078,842	823,729	339,000	3,174,510	12,416,081	351,637	12,767,718	100.0%

Percent of Total Square Footage	63.2%	6.5%	2.7%	24.8%	97.2%	2.8%	100.0%

Total Number of Properties	125	8	2	65	200	7	207

C) By Occupancy

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1 Baylor Health Care System	735,144	73,501					808,645	6.5%
2 HealthSouth					695,286		695,286	5.6%
3 Carolinas Healthcare System	566,970						566,970	4.6%
4 HCA	107,129	235,600	20,938			16,400	380,067	3.0%
5 Ascension Health Care System	195,510						195,510	1.6%
6 OrthoIndy		58,474			117,525		175,999	1.4%
7 Melbourne Internal Medicine Assocs		134,520					134,520	1.1%

All Other Occupants Less than 1%	7,883,366	517,127	414,733	59,179	102,786	481,893	9,459,084	76.2%

Total Square Feet	9,488,119	1,019,222	435,671	59,179	915,597	498,293	12,416,081	100.0%

(1)	Mortgage notes, investments in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 64% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,468 leases with an average of 4,072 square feet per lease.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2010	Page 8 of 8